Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Made in USA Inc. (the “Company”) on Form 10-K for the period ending February 28, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Polyak, Chief Financial Officer, certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 18, 2026

/s/ John Polyak
John Polyak Chief Financial Officer (Principal Financial and Accounting Officer)